Exhibit 10.61

EXECUTION COPY

AMENDMENT, WAIVER AND INCREMENTAL TERM LOAN AGREEMENT dated as of March 18, 2011 (this “Amendment and Incremental Agreement”), among THE TELX GROUP, INC., a Delaware corporation (the “Borrower”), GOLDMAN SACHS LENDING PARTNERS LLC (“GSLP”), as Administrative Agent and Collateral Agent, and the lenders party hereto.

Reference is made to the Credit and Guarantee Agreement dated as of June 17, 2010 (the “Credit Agreement”), among the Borrower, certain Subsidiaries of the Borrower party thereto as Subsidiary Guarantors, the Lenders party thereto, GSLP, as Administrative Agent and as Collateral Agent, and the other parties thereto.

WHEREAS, Section 2.24 of the Credit Agreement permits the Borrower to request the establishment of Incremental Term Loan Commitments.

WHEREAS, the Borrower has requested (i) the establishment of the Incremental Tranche 1 Term Loan Commitments referred to herein, the proceeds of borrowings under which shall be used to finance the build-out of new interconnection and collocation facility capacity, to pay fees and expenses incurred in connection therewith and in connection with this Amendment and Incremental Agreement and for other general corporate purposes, (ii) waivers of (A) the 10 Business Days’ advance notice requirement set forth in Section 2.24(a) of the Credit Agreement, (B) the conditions set forth in clauses (3) and (4) of the proviso in Section 2.24(b) of the Credit Agreement and (C) the condition set forth in Section 3.2(a)(iii) of the Credit Agreement requiring compliance with the covenants set forth in Section 6.7 of the Credit Agreement, in each case, solely in connection with the Incremental Tranche 1 Term Loan Commitments and (iii) certain amendments to provisions of the Credit Agreement as forth herein, including to establish a new class of Term Loans in an aggregate amount of $149,250,000 (the “Refinancing Term Loans”) to replace the existing Term Loans outstanding under the Credit Agreement immediately prior to the Amendment and Incremental Agreement Effective Date (the “Original Term Loans”).

WHEREAS, each Person listed on Schedule 1 hereto (an “Incremental Tranche 1 Term Lender”) is willing to provide an Incremental Tranche 1 Term Loan Commitment on the terms and subject to the conditions set forth herein.

WHEREAS, each Person listed on Schedule 2 hereto (each such Person who holds Original Term Loans immediately prior to the Amendment and Incremental Agreement Effective Date, a “Continuing Term Lender”; each such Person who is not a Continuing Term Lender, an “Additional Term Lender”; and each Continuing Term Lender and Additional Term Lender, a “Refinancing Term Lender”) is willing to provide a Refinancing Term Loan Commitment in an amount set forth opposite its name on such Schedule pursuant to which it will, on the Amendment and Incremental Agreement Effective Date, make Refinancing Term Loans in such amount (including by converting Original Term Loans into Refinancing Term Loans (such converted Refinancing Term Loans, the “Converted Term Loans”; and any such conversion of

Original Term Loans into Refinancing Term Loans, a “Conversion”)). Any Lender who holds Original Term Loans prior to the Amendment and Incremental Agreement Effective Date who is not a Refinancing Term Lender is referred to herein as an “Exiting Lender”.

WHEREAS, GSLP has been appointed as sole lead arranger and joint bookrunner with respect to this Amendment and Incremental Agreement, the Refinancing Term Loans and the Incremental Tranche 1 Term Loans, and SunTrust Robinson Humphrey, Inc. has been appointed as joint bookrunner with respect to the Refinancing Term Loans and the Incremental Tranche 1 Term Loans.

WHEREAS, this Amendment and Incremental Agreement includes amendments of the Credit Agreement that are subject to the approval of the Borrower, the Requisite Lenders, each Refinancing Term Lender and each Incremental Tranche 1 Term Lender.

WHEREAS, Lenders constituting the Requisite Lenders are willing to agree to such waivers and effect such amendments on the terms and subject to the conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1. Defined Terms; Terms Generally. (a) Capitalized terms used but not defined herein (including in the recitals hereto) have the meanings assigned thereto in the Credit Agreement (where the context so requires, after giving effect hereto). The provisions of Section 1.3 of the Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

(b) The following terms used herein shall have the following meanings:

“Additional Term Lender” as defined in the recitals.

“Amendment and Incremental Agreement” as defined in the preamble.

“Amendment and Incremental Agreement Effective Date” as defined in Section 5.

“Borrower” as defined in the preamble.

“Conversion” as defined in the recitals.

“Converted Term Loan” as defined in the recitals.

“Continuing Term Lender” as defined in the recitals.

“Credit Agreement” as defined in the recitals.

“Exiting Lender” as defined in the recitals.

“Funded Term Loan” as defined in Section 4.

“Incremental Tranche 1 Term Borrowing” means a Borrowing comprised of Incremental Tranche 1 Term Loans.

“Incremental Tranche 1 Term Lender” as defined in the recitals.

“Incremental Tranche 1 Term Loan” means a loan made by an Incremental Tranche 1 Term Lender to the Borrower pursuant to Section 2(a).

“Incremental Tranche 1 Term Loan Commitment” means, with respect to any Incremental Tranche 1 Term Lender, the commitment of such Incremental Tranche 1 Term Lender to make an Incremental Tranche 1 Term Loan hereunder, expressed as an amount representing the principal amount of the Incremental Tranche 1 Term Loan to be made by such Incremental Tranche 1 Term Lender. The initial amount of each Incremental Tranche 1 Term Lender’s Incremental Tranche 1 Term Loan Commitment is set forth on Schedule 1 hereto, subject to any adjustment or reduction pursuant to the terms and conditions hereof and of the Credit Agreement. The aggregate amount of the Incremental Tranche 1 Term Loan Commitments as of the Amendment and Incremental Agreement Effective Date is $50,000,000.

“Incremental Tranche 1 Term Loan Maturity Date” means the date that is five years after the Closing Date.

“Original Lender” as defined in Section 5(a).

“Original Term Loans” as defined in the recitals.

“Reaffirmation Agreement” as defined in Section 5(k).

“Refinancing Term Lender” as defined in the recitals.

“Refinancing Term Loan Commitment” means, with respect to any Refinancing Term Lender, the commitment of such Refinancing Term Lender to make a Refinancing Term Loan hereunder, expressed as an amount representing the principal amount of the Refinancing Term Loan to be made by such Refinancing Term Lender. The initial amount of each Refinancing Term Lender’s Refinancing Term Loan Commitment is set forth on Schedule 2 hereto, subject to any adjustment or reduction pursuant to the terms and conditions hereof and of the Credit Agreement. The aggregate amount of the Refinancing Term Loan Commitments as of the Amendment and Incremental Agreement Effective Date is $149,250,000.

“Refinancing Term Loans” as defined in the recitals.

SECTION 2. Refinancing Term Loans. (a) On the Amendment and Incremental Agreement Effective Date, (i) the Refinancing Term Loan

Commitment of each Refinancing Term Lender shall become effective, (ii) each Refinancing Term Lender shall have (or, in the case of the Continuing Term Lenders, continue to have) all the rights and obligations of a Term Lender holding a Term Loan Commitment (or, following the making of a Refinancing Term Loan, a Term Loan) under the Credit Agreement, and (iii) each Refinancing Term Lender agrees to make (including pursuant to Conversions) Refinancing Term Loans in an amount up to such Refinancing Term Lender’s Refinancing Term Loan Commitment.

(b) To request a Term Borrowing of Refinancing Term Loans on the Amendment and Incremental Agreement Effective Date, the Borrower shall deliver to the Administrative Agent a fully completed and executed Funding Notice not later than one Business Day prior to the Amendment and Incremental Agreement Effective Date. Promptly upon receipt by the Administrative Agent of a Funding Notice in accordance with this paragraph, the Administrative Agent shall notify each Refinancing Term Lender of the details thereof and of the amount of such Refinancing Term Lender’s Refinancing Term Loan to be made as part of the requested Term Borrowing.

(c) On the Amendment and Incremental Agreement Effective Date, each Additional Term Lender shall become a Lender under the Credit Agreement, shall fund Refinancing Term Loans in accordance with its Refinancing Term Loan Commitment, and shall have all the rights and obligations of a Lender holding a Term Loan Commitment (or, following the making of a Refinancing Term Loan, a Term Loan) under the Credit Agreement. Without limiting the foregoing, each Additional Term Lender shall have a Term Loan Commitment under the Credit Agreement in an amount set forth opposite its name on Schedule 2 hereto. Each Additional Term Lender shall make the principal amount of its Refinancing Term Loan available to Administrative Agent not later than 10:00 a.m. (New York City time) on the Amendment and Incremental Agreement Effective Date, by wire transfer of same day funds in Dollars, to the account of the Administrative Agent designated by it for such purpose by notice to the Refinancing Term Lenders. Upon satisfaction or waiver of the conditions precedent specified in Section 7 of this Amendment and Incremental Agreement, the proceeds of such Refinancing Term Loans shall be applied in accordance with Section 4(e) of this Amendment.

(d) On the Amendment and Incremental Agreement Effective Date, each Continuing Term Lender shall (i) convert by way of Conversion all of its Original Term Loans into Refinancing Term Loans, or (ii) if such Term Lender has given the Administrative Agent at least two Business Days’ notice that it desires to fund all or a portion of its Refinancing Term Loans, fund such amount of Refinancing Term Loans in a principal amount set forth for each such Lender on Schedule 2 attached hereto under the heading “Funded Term Loan” (each such funded Term Loan, a “Funded Term Loan”), so that the aggregate principal amount of such Converted Term Loans and such Funded Term Loans equals the Refinancing Term Loan Commitment of such Lender. Without limiting the foregoing, each Continuing Term Lender shall have a commitment to acquire by Conversion Converted Term Loans or fund Refinancing Term Loans in the amounts set forth opposite its name on Schedule 2 hereto. Each Continuing Term Lender shall make the principal amount of the Funded Term Loan required to be made by it hereunder available to the Administrative Agent not later than 10:00 a.m. (New York City time) on the Amendment and Incremental Agreement Effective Date, by wire transfer of same day funds in Dollars to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Refinancing Term Lenders. Upon satisfaction or waiver of the conditions precedent specified in Section 7, the proceeds of such Funded Term Loans shall be applied in accordance with Section 4(e).

(e) The Original Term Loans (to the extent not converted by way of Conversion pursuant to this Section) of each Continuing Term Lender and the Original Term Loans of each Exiting Lender shall, on the Amendment and Incremental Agreement Effective Date, be repaid in full with the proceeds of the Refinancing Term Loans and other funds available to the Borrower. Each party hereto acknowledges and agrees that notwithstanding any Conversion pursuant to Section 4(d), each Lender holding Original Term Loans immediately prior to the Amendment and Incremental Agreement Effective Date (including each Continuing Term Lender), shall be entitled to receive payment on the Amendment and Incremental Agreement Effective Date of (A) the unpaid fees and interest accrued to such date with respect to all its Original Term Loans, (B) an amount pursuant to Section 2.13(c) of the Credit Agreement (as in effect prior to giving effect to this Amendment) equal to 2.0% of the aggregate principal amount of such Lender’s Original Term Loans repaid or converted by way of Conversion on the Amendment and Incremental Agreement Effective Date and (C) any losses, expenses or liabilities incurred by such Lender and payable pursuant to Section 2.18(c) of the Credit Agreement in respect of the transactions contemplated herein; provided, however, that each Lender party hereto that holds any Original Term Loans outstanding on the Amendment and Incremental Agreement Effective Date immediately prior to the consummation of the transactions contemplated herein hereby waives any right to compensation from the Borrower for losses, expenses or liabilities incurred by such Lender to which it may otherwise have been entitled pursuant to Section 2.18(c) of the Credit Agreement in respect of the transactions contemplated herein.

SECTION 3. Amendments to the Credit Agreement. Effective as of the Amendment and Incremental Agreement Effective Date, the Credit Agreement is hereby amended as follows:

(a) Section 1.1 of the Credit Agreement is hereby amended as follows:

(i) The following definitions are hereby added in the appropriate alphabetical order:

“Additional Term Lenders” has the meaning assigned to such term in the First Amendment and Incremental Agreement.

“Conversion” has the meaning assigned to such term in the First Amendment and Incremental Agreement.

“Converted Term Loans” has the meaning assigned to such term in the First Amendment and Incremental Agreement.

“First Amendment and Incremental Agreement” means the Amendment, Waiver and Incremental Term Loan Agreement dated as of March 18, 2011, among the Borrower, GSLP and the Lenders party thereto.

“First Amendment and Incremental Agreement Effective Date” means the “Amendment and Incremental Agreement Effective Date” as defined in the First Amendment and Incremental Agreement.

“First Amendment and Incremental Agreement Exiting Lenders” means the “Exiting Lenders” as defined in the First Amendment and Incremental Agreement.

“Incremental Term Borrowing” means, with respect to Incremental Term Loans of any Series, a Borrowing comprised of such Incremental Term Loans.

“Incremental Tranche 1 Term Lender” has the meaning assigned to such term in the First Amendment and Incremental Agreement.

“Incremental Tranche 1 Term Loan” means a loan made by a Lender to the Borrower pursuant to the First Amendment and Incremental Agreement.

“Incremental Tranche 1 Term Loan Commitment” has the meaning assigned to such term in the First Amendment and Incremental Agreement.

“Incremental Tranche 1 Term Loan Maturity Date” has the meaning assigned to such term in the First Amendment and Incremental Agreement.

“Installment” means (a) when used in respect of the Term Borrowings (other than Incremental Term Borrowings), each payment of the principal amount thereof due under Section 2.12(a) (including the payment due on the Term Loan Maturity Date) and (b) when used in respect of any Incremental Term Loans or Incremental Term Borrowings of any Series, each payment of the principal amount thereof due under Section 2.12(a) (including the payment due on the Incremental Term Loan Maturity Date with respect to the Incremental Term Loans of such Series).

“Original Term Loans” has the meaning assigned to such term in the First Amendment and Incremental Agreement.

“Reaffirmation Agreement” has the meaning assigned to such term in the First Amendment and Incremental Agreement.

(ii) The proviso in the definition of “Adjusted Eurodollar Rate” is hereby amended to read in its entirety as follows:

“provided that, notwithstanding the foregoing, the Adjusted Eurodollar rate shall at no time be less than (i) as applied to Revolving Loans that are Eurodollar Rate Loans, 2.00% per annum, and (ii) as applied to Term Loans and Incremental Tranche 1 Term Loans that are Eurodollar Rate Loans, 1.50% per annum.

(iii) The definition of “Applicable Margin” is hereby amended to read in its entirety as follows:

“Applicable Margin” means, for any day, (a) with respect to Revolving Loans, (i) 5.00% per annum, in the case of a Base Rate Loan, and (ii) 6.00% per annum, in the case of a Eurodollar Rate Loan, (b) with respect to Term Loans and Incremental Tranche 1 Term Loans, (i) 4.00% per annum, in the case of a Base Rate Loan, and (ii) 5.00% per annum, in the case of a Eurodollar Rate Loan, and (c) with respect to the Incremental Term Loans of any other Series, the rate per annum specified in the Incremental Term Loan Agreement establishing Incremental Term Loan Commitments of such Series. Nothing in this paragraph shall limit the right of Administrative Agent or any Lender under Section 2.10 or Article 8.

(iv) The proviso in the first sentence of the definition of “Base Rate” is hereby amended to read in its entirety as follows:

“provided that, notwithstanding the foregoing, the Base Rate shall at no time be less than (i) as applied to Revolving Loans that are Base Rate Loans, 3.00% per annum, and (ii) as applied to Term Loans and Incremental Tranche 1 Term Loans that are Base Rate Loans, 2.50% per annum.”

(v) The definition of “Closing Date” in Section 1.1 of the Credit Agreement is amended to read in its entirety as follows:

“Closing Date” means June 17, 2010.

(vi) The definition of “Collateral Documents” in Section 1.1 of the Credit Agreement is amended by adding the words “, the Reaffirmation Agreement” after the words “the Collateral Questionnaire”.

(vii) The definition of “Commitment” in Section 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

“Commitment” means a Revolving Commitment, a Term Loan Commitment or an Incremental Term Loan Commitment.

(viii) Clause (c)(ii)(C) of the definition of “Consolidated Excess Cash Flow” in Section 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

“(C) the aggregate principal amount of Term Borrowings and Incremental Term Borrowings voluntarily prepaid by the Borrower pursuant to Section 2.13 during such Fiscal Year (including repayments of Original Term Loans prior to the First Amendment and Incremental Agreement Effective Date during such Fiscal Year but excluding repayments of Original Term Loans on the Amendment and Incremental Agreement Effective Date)”

(ix) The definition of “Incremental Term Loans” in Section 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

“Incremental Term Loans” as defined in Section 2.24. For the avoidance of doubt, “Incremental Term Loans” shall include the Incremental Tranche 1 Term Loans.

(x) The definition of “Incremental Term Loan Exposure” in Section 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

“Incremental Term Loan Exposure” means, with respect to any Lender, for any Series of Incremental Term Loans, at any time, (a) prior to the making of the Incremental Term Loans of such Series hereunder or under any Incremental Term Loan Agreement, the Incremental Term Loan Commitment of such Lender to make Incremental Term Loans of such Series at such time and (b) after the making of the Incremental Term Loans of such Series hereunder or under any Incremental Term Loan Agreement, the aggregate principal amount of the Incremental Term Loans of such Series of such Lender at such time.

(xi) The definition of “Interest Coverage Ratio” in Section 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

“Interest Coverage Ratio” means, as of the last day of (a) the Fiscal Quarter ending June 30, 2011, the ratio of (i) Annualized Consolidated Adjusted EBITDA for such Fiscal Quarter to (ii) Consolidated Cash Interest Expense for such Fiscal Quarter multiplied by 4; (b) the Fiscal Quarter ending September 30, 2011, the ratio of (i) Annualized Consolidated Adjusted EBITDA for such Fiscal Quarter to (ii) Consolidated Cash Interest Expense for the two-Fiscal Quarter period ending on September 30, 2011 multiplied by 2; (c) the Fiscal Quarter ending December 31, 2011, the ratio of (i) Annualized Consolidated Adjusted EBITDA for such Fiscal Quarter to (ii) Consolidated Cash Interest Expense for the three-Fiscal Quarter period ending on December 31, 2011 multiplied by 4/3; and (d) any other Fiscal Quarter ending after the First Amendment and Incremental Agreement Effective Date (including the Fiscal Quarter ending March 31, 2011), the ratio of (i) Annualized Consolidated

Adjusted EBITDA for such Fiscal Quarter to (ii) Consolidated Cash Interest Expense for the four-Fiscal Quarter period then ending.

(xii) The definition of “Lender” in Section 1.1 of the Credit Agreement is hereby amended to read in its entirety as follows:

“Lender” means each Person listed on the signature pages hereto as a Lender (other than any First Amendment and Incremental Agreement Exiting Lender), each Person listed on the signature pages to the First Amendment and Incremental Agreement as a Lender, and any other Person that shall have become a party hereto pursuant to an Assignment Agreement or an Incremental Term Loan Agreement, other than any such Person that shall have ceased to be a party hereto pursuant to an Assignment Agreement.

(xiii) The definition of “Term Loan” in Section 1.1 of the Credit Agreement is amended and restated in its entirety as follows:

“Term Loan” means (i) a Term Loan made by a Lender to the Borrower pursuant to Section 2.1(a) or (ii) a Converted Term Loan.

(xiv) The definition of “Term Loan Commitment” in Section 1.1 of the Credit Agreement is amended and restated in its entirety as follows:

“Term Loan Commitment” means, with respect to any Lender, the commitment of such Lender to make or otherwise fund a Term Loan on the First Amendment and Incremental Agreement Effective Date (including pursuant to a Conversion of Original Term Loans of such Lender), and “Term Loan Commitments” means such commitments of all Lenders in the aggregate. The amount of each Lender’s Term Loan Commitment, if any, is set forth opposite such Lender’s name set forth on Schedule 2 of the First Amendment and Incremental Agreement or in the applicable Assignment Agreement, subject to any adjustment or reduction pursuant to the terms and conditions hereof. The aggregate amount of the Term Loan Commitments as of the First Amendment and Incremental Agreement Effective Date is $149,250,000.

(b) Section 2.1(a) of the Credit Agreement is hereby amended to read in its entirety as follows:

“(a)

Term Loan Commitments. Subject to the terms and conditions hereof, each Lender with a Term Loan Commitment agrees to make (including pursuant to a Conversion), on the First Amendment and Incremental Agreement Effective Date, a Term Loan to the Borrower in an amount equal to such Lender’s Term Loan Commitment. The Borrower may make only one borrowing under the Term Loan Commitments, which shall be on the First Amendment and Incremental Agreement Effective Date. Amounts borrowed pursuant to this Section 2.1(a) that are repaid or prepaid may not be reborrowed. Subject to Sections 2.12(a) and 2.13, all amounts owed hereunder with respect to the Term Loans shall be paid in full no later than the Term Loan Maturity Date. Each Lender’s Term Loan Commitment shall terminate immediately and without further action on the First Amendment and Incremental Agreement Effective Date after giving effect to the funding of such Lender’s Term Loan Commitment on such date.”

(c) Clause (ii) of Section 2.1(b) is hereby amended by replacing the words “Closing Date” with the words “First Amendment and Incremental Agreement Effective Date”.

(d) Clause (iii) of Section 2.1(b) is hereby amended to read in its entirety as follows:

“(iii) Each Lender shall make (including pursuant to a Conversion) its Term Loan in accordance with the provisions of Section 2 of the First Amendment and Incremental Agreement.”

(e) Section 2.1 of the Credit Agreement is hereby amended by inserting the following as a new paragraph (c):

“(c) Incremental Tranche 1 Term Loan.

(i) Subject to the terms and conditions hereof, each Incremental Tranche 1 Term Lender agrees to make, on the Amendment and First Incremental Agreement Effective Date, an Incremental Tranche 1 Term Loan to the Borrower in an amount equal to such Incremental Tranche 1 Term Lender’s Incremental Tranche 1 Term Loan Commitment. Amounts borrowed pursuant to this Section 2.1(c) that are repaid or prepaid may not be reborrowed. Each Incremental Tranche 1 Term Lender’s Incremental Tranche 1 Term Loan Commitment shall terminate immediately and without any further action on the First Amendment and Incremental Agreement Effective Date upon the making of an Incremental Tranche 1 Term Loan by such Incremental Tranche 1 Term Lender.

(ii) To request an Incremental Tranche 1 Term Borrowing, the Borrower shall deliver to the Administrative Agent a fully completed and executed Funding Notice not later than one Business Day prior to the First Amendment and Incremental Agreement Effective Date. Promptly upon receipt by the Administrative Agent of a Funding Notice in accordance with this paragraph, the Administrative Agent shall notify each Incremental Tranche 1 Term Lender of the details thereof and of the amount of such Incremental Tranche 1 Term Lender’s Incremental Tranche 1 Term Loan to be made as part of the requested Incremental Tranche 1 Term Borrowing.

(iii) Each Incremental Tranche 1 Term Lender shall make the principal amount of its Incremental Tranche 1 Term Loan required to be made by it hereunder on the First Amendment and Incremental Agreement Effective Date available to the Administrative Agent not later than 10:00 a.m. (New York City time) on the First Amendment and Incremental Agreement Effective Date, by wire transfer of same day funds in Dollars to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Incremental Tranche 1 Term Lenders. The Administrative Agent will make each such Incremental Tranche 1 Term Loan available to the Borrower by promptly remitting the amounts so received, in like funds, to the account of the Borrower specified by the Borrower in the Funding Notice.

(iv) The terms and conditions of the Incremental Tranche 1 Term Loan Commitments and Incremental Tranche 1 Term Loans shall be, except as otherwise set forth in this Agreement, identical to the Term Loan Commitments and Term Loans, as the case may be.”

(f) Clause (ii) of Section 2.5(a) of the Credit Agreement is hereby amended by adding the words “, Incremental Term Loan Commitment” after the words “Term Loan Commitment” and deleting the word “any” immediately before “Revolving Commitment”.

(g) The last sentence of Section 2.5(b) of the Credit Agreement is hereby amended by adding the last words “, Incremental Term Loan Commitments” after the words “Term Loan Commitment”.

(h) The first sentence of Section 2.6 of the Credit Agreement is hereby amended to read in its entirety as follows:

“On the Closing Date, the Borrower used the proceeds of the Loans made on the Closing Date to pay all principal, premium, if any, interest, fees and other amounts due or outstanding under the Existing Debt Agreements, to pay the fees and expenses incurred by the Borrower in connection with the Transactions and for general corporate purposes. The Borrower shall use the proceeds of the Term Loans, the Incremental Tranche 1 Term Loans and the Revolving Loans, if any, made on the First Amendment and Incremental Agreement Effective Date to pay all premium, interest, fees and other amounts due or outstanding with respect to the Original Term Loans, (ii) to pay the fees and expenses incurred by the Borrower in connection with the First Amendment and Incremental Agreement and (iii) for general corporate purposes (including to finance the build-out of new interconnection and collocation facility capacity).”

(i) Section 2.12 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“2.12. Scheduled Installments; Repayment on Maturity Date.

(a) Subject to 2.12(b), the Borrower shall repay (i) Term Borrowings on March 31, June 30, September 30 and December 31 of each year, commencing on September 30, 2010, and on the Term Loan Maturity Date, with each such Installment (other than the Installment due on the Maturity Date) to be in an amount equal to $375,000, and the amount of the Installment due on the Maturity Date to be in an amount equal to the aggregate principal amount of the Term Loans outstanding on the Maturity Date, (ii) Incremental Tranche 1 Term Borrowings on March 31, June 30, September 30 and December 31 of each year, commencing with June 30, 2011, and ending with the last such day to occur prior to the Incremental Tranche 1 Term Loan Maturity Date, in an aggregate principal amount for each such date equal to 0.25% of the aggregate principal amount of the Incremental Tranche 1 Term Borrowings outstanding on the First Amendment and Incremental Agreement Effective Date, and (iii) Incremental Term Borrowings of any Series (other than the Incremental Tranche 1 Term Borrowings) as set forth in the applicable Incremental Term Loan Agreement. To the extent not previously paid, all Term Loans shall be due and payable on the Term Loan Maturity Date, all Incremental Tranche 1 Term Loans shall be due and payable on the Incremental Tranche 1 Term Loan Maturity Date, Incremental Term Loans of any Series shall be due and payable on the applicable Incremental Term Loan Maturity Date, and all Revolving Loans shall be due and payable on the Revolving Maturity Date.

(b) The Installments shall be reduced in connection with any voluntary or mandatory prepayments of the Term Loans or the Incremental Term Loans of any Series, as the case may be, in accordance with Section 2.15.”

(j) Section 2.13 of the Credit Agreement is hereby amended by inserting the following as new paragraphs (d) and (e):

“(d) Incremental Tranche 1 Term Loan Prepayment Premium. In the event that all or any portion of the Incremental Tranche 1 Term Loans shall be repaid through voluntary prepayments or through mandatory repayments required as a result of the incurrence of Indebtedness, or repriced (or effectively refinanced) at a lower interest rate or Weighted Average Yield through any amendment of this Agreement or the First Amendment and Incremental Agreement, each Incremental Tranche 1 Term Lender holding Incremental Tranche 1 Term Loans shall be paid an amount equal to (i) 102% of the amount of such Incremental Tranche 1 Term Loans repaid or repriced, if such repayment or repricing is effected prior to the one year anniversary of the Closing Date, and (ii) 101% of the amount of such Incremental Tranche 1 Term Loans repaid or repriced, if such repayment or repricing is effected on or after the one year anniversary but prior to the two year anniversary of the Closing Date.

(e) Any premiums payable in respect of voluntary prepayments or mandatory prepayments of any Incremental Term Loans (other than the Incremental Tranche 1 Term Borrowings) shall be as set forth in the applicable Incremental Term Loan Agreement.”

(k) Section 2.14 of the Credit Agreement is hereby amended by adding the words “and Incremental Term Borrowings” after each instance of the words “Term Borrowings”.

(l) Section 2.15(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Application of Voluntary Prepayments. Any prepayment of Term Borrowings and Incremental Term Borrowings pursuant to Section 2.13(a) shall be applied to reduce the subsequent Installments to be paid pursuant to Section 2.12 with respect to such Term Borrowings and Incremental Term Borrowings in the manner specified by the Borrower in the notice of prepayment relating thereto (or, if no such manner is specified in such notice, in accordance with the first paragraph of Section 2.15(b)); provided that each voluntary prepayment shall be allocated ratably among each Class of Term Borrowings and each Class of Incremental Term Borrowings in accordance with the aggregate principal amount of outstanding Borrowings of each such Class.”.

(m) Section 2.15(b) of the Credit Agreement is hereby amended as follows:

(i) by adding the words “and Incremental Term Borrowing” after the words “Term Borrowing” in the first paragraph;

(ii) by replacing the paragraph that begins with the word “First” in its entirety with the following:

“First, to reduce the subsequent Installments to be made pursuant to Section 2.12 with respect to the Term Borrowings and, unless otherwise set forth in the applicable Incremental Term Loan Agreement, each Class of Incremental Term Borrowings; provided that such prepayment shall be (i) allocated ratably among each Class of Term Borrowings and each applicable Class of Incremental Term Borrowings in accordance with the aggregate principal amount of outstanding Borrowings of each such Class and (ii) applied to reduce the Installments with respect to each Class of Term Borrowings and each applicable Class of Incremental Term Borrowings pro rata based on the principal amounts of such Installments (including any Installments becoming due on the Maturity Date);”; and

(iii) by replacing the words “Revolving Loan Commitments” in paragraphs Fourth and Fifth with the words “Revolving Commitments”.

(n) Section 2.15(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Waivable Mandatory Prepayment. Notwithstanding anything herein to the contrary, so long as any Term Loans or Incremental Term Loans are outstanding, in the event the Borrower is required to make any prepayment under Section 2.14 of the Term Loans and Incremental Term Loans (a “Waivable Mandatory Prepayment”), not less than three Business Days prior to the date (the “Required Prepayment Date”) on which the Borrower is required to make such Waivable Mandatory Prepayment, the Borrower shall notify the Administrative Agent of the amount of such prepayment, and the Administrative Agent will promptly thereafter notify each Lender holding an outstanding Term Loan or Incremental Term Loan of the amount of such Lender’s Pro Rata Share of such Waivable Mandatory Prepayment and such Lender’s option to decline such prepayment. Each such Lender may exercise such option by giving written notice to the Borrower and the Administrative Agent of its election to do so on or before the Business Day one day prior to the Required Prepayment Date (it being understood that any Lender that does not notify the Borrower and the Administrative Agent of its election to exercise such option on or before the Business Day one day prior to the Required Prepayment Date shall be deemed to have elected, as of such date, not to exercise such option). On the Required Prepayment Date, the Borrower shall pay to the Administrative Agent the amount of the Waivable Mandatory Prepayment, which amount shall be applied in an amount equal to that portion of the Waivable Mandatory Prepayment payable to the Lenders holding an outstanding Term Loan or Incremental Term Loan that have elected not to exercise such option, to prepay the Term Loans and Incremental Term Loans of such Lenders (which prepayment shall be applied to the Installments of principal of the Term Loans and Incremental Term Loans in accordance with Section 2.15(b)). Such portion of the Waivable Mandatory Prepayment not payable due to the election by any Lender to waive rights to the Waivable Mandatory Prepayment shall be offered to the non-waiving Lenders, which shall have the right to receive their pro rata shares of any additional amounts of the Waivable Mandatory Prepayment waived by other Lenders; provided, however, that no Lender shall receive or be paid any amount in excess of such Lender’s Term Loan Exposure or Incremental Term Loan Exposure, as applicable.”

(o) Section 2.24(a) of the Credit Agreement is hereby amended as follows:

(i) the first sentence thereof is amended and restated in its entirety as follows:

“The Borrower may, prior to the Term Loan Maturity Date, by written notice to the Administrative Agent, request the establishment of one or more Incremental Term Loan Commitments (the “Incremental Term Loan Commitments”); provided that (x) both before and after giving effect to such Incremental Term Loan Commitments and to the Incremental Term Loans to be borrowed thereunder and the use of the proceeds therefrom, the Senior Secured Leverage Ratio shall not be greater than 4.00 to 1.00 and (y) the aggregate amount for all such increased or newly established commitments (including the aggregate principal amount of the Incremental Tranche 1 Commitments) shall not exceed $100,000,000.”; and

(ii) clause (i) of the second sentence thereof is hereby amended and restated in its entirety as follows:

“the date (each, an “Increased Amount Date”) on which the Borrower proposes that the Incremental Term Loan Commitments shall be effective, which shall be a date not less than 10 Business Days (or such shorter period as may be agreed to by the Administrative Agent) after the date on which such notice is delivered to the Administrative Agent,”.

(p) Section 2.24(b) of the Credit Agreement is hereby amended by adding the words “and/or amendments to this Agreement in accordance with Section 2.24(d)” after the words “Incremental Term Loan Agreements.”

(q) The second sentence of Section 2.24(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“In any event (i) the weighted average life to maturity of all Incremental Term Loans of any Series shall be no shorter than the weighted average life to maturity of the Terms Loans or of any existing and outstanding Class of Incremental Term Loans, (ii) the applicable Incremental Term Loan Maturity Date of each Series shall be no earlier than the Term Loan Maturity Date or the Incremental Term Loan Maturity Date of any existing and outstanding Class of Incremental Term Loans, and (iii) the Weighted Average Yield applicable to the Incremental Term Loans of each Series shall not be greater than the applicable Weighted Average Yield payable pursuant to the terms of this Agreement as amended through the date of such calculation with respect to Term Loans or with respect to any existing and outstanding Class of Incremental Term Loans unless the interest rate with respect to the Term Loans or such existing and outstanding Incremental Term Loans is increased so as to cause the then applicable Weighted Average Yield under this Agreement on the Term Loans or such existing and outstanding Incremental Term Loans to equal the Weighted Average Yield then applicable to the Incremental Term Loans.”

(r) The Credit Agreement is hereby amended by inserting the following as a new Section 5.14:

“5.14. Mortgages. The Borrower shall use commercially reasonable efforts to obtain within 180 days following the First Amendment and Incremental Agreement Effective Date (or such longer time period as may be agreed to by the Administrative Agent in its reasonable discretion), counterparts of amendments to the Mortgages with respect to the Material Real Estate Assets located in Florida, Texas and Arizona, as well as “date-down” endorsements to the related existing title policies, which shall amend the description therein of such insured Mortgage to include the amendment to such existing Mortgage (or, if such endorsements are unavailable, new title policies covering such Mortgages and the amendments thereto). As used in this Section 5.14, “commercially reasonable efforts” shall require the Borrower to commence and pursue matters referred to herein with diligence and in a matter consistent with customary business practices (including to pay applicable recording fees and title insurance premiums), but shall not require that the Borrower commence litigation, or to expend any sums of money in connection with compensation of a lessor except such sums as may be required to compensate a lessor for reasonable expenses in reviewing the applicable documentation (including reasonable legal fees in connection with such review).”

(s) Section 6.7(a) of the Credit Agreement is hereby amended by replacing the table therein with the following:

Fiscal Quarter Ending	Interest Coverage Ratio
March 31, 2011	2.00:1.00
June 30, 2011	2.00:1.00
September 30, 2011	2.25:1.00
December 31, 2011	2.50:1.00
March 31, 2012	2.50:1.00
June 30, 2012	2.75:1.00
September 30, 2012	2.75:1.00
Thereafter	3.00:1.00

(t) Section 6.7(b) of the Credit Agreement is hereby amended by replacing the table therein with the following:

Fiscal Quarter Ending	Senior Secured Leverage Ratio
March 31, 2011	5.75:1.00
June 30, 2011	5.25:1.00
September 30, 2011	4.75:1.00

December 31, 2011	4.25:1.00
March 31, 2012	4.00:1.00
June 30, 2012	3.50:1.00
September 30, 2012	3.25:1.00
Thereafter	3.00:1.00

(u) Section 6.12 of the Credit Agreement is hereby amended by replacing the table therein with the following:

CapEx Period	Consolidated Capital Expenditures
July 1, 2010 to December 31, 2010	$30,000,000
Fiscal Year ending December 31, 2011	$80,000,000
Fiscal Year ending December 31, 2012	$55,000,000
Fiscal Year ending December 31, 2013	$50,000,000
Fiscal Year ending December 31, 2014	$45,000,000
January 1, 2015 to June 17, 2015	$30,000,000

(v) Clause (B) of Section 10.6(c)(ii) of the Credit Agreement is hereby amended by adding the words “or Incremental Term Loans” after the words “Term Loans”.

(w) Section 10.6(e) of the Credit Agreement is hereby amended to read in its entirety as follows:

“(e) Representations and Warranties of Assignee. Each Lender, upon execution and delivery hereof (or of the First Amendment and Incremental Agreement or of an Incremental Term Loan Agreement) or upon succeeding to an interest in the Commitments and Loans, as the case may be, represents and warrants as of the Closing Date (or, in the case of the First Amendment and Incremental Agreement, the First Amendment and Incremental Agreement Effective Date or, in the case of any other Incremental Term Loan Agreement, as of the Increased Amount Date) or as of the applicable Assignment Effective Date, as applicable, that (i) it is an Eligible Assignee, (ii) it has experience and expertise in the making of or investing in commitments or loans such as the applicable Commitments or Loans, as the case may be, and (iii) it will make or invest in, as the case may be, its Commitments or Loans for its own account in the ordinary course and without a view to distribution of such Commitments or Loans within the meaning of the Securities Act or the Exchange Act or other Federal securities laws (it being understood that, subject to the provisions of this Section 10.6, the disposition of such Commitments or Loans or any interests therein shall at all times remain within its exclusive control).”.

SECTION 4. Waivers.

(a) The Requisite Lenders hereby waive (i) the 10 Business Days’ notice requirement set forth in Section 2.24(a) of the Credit Agreement, (ii) the conditions set forth in clauses (3) and (4) of the proviso in Section 2.24(b) of the Credit Agreement, and (iii) the condition set forth in Section 3.2(a)(iii) of the Credit Agreement requiring compliance with the covenants set forth in Section 6.7 of the Credit Agreement, in each case solely with respect to the establishment of the Incremental Tranche 1 Term Loan Commitments and the making of the Incremental Tranche 1 Term Loans as set forth in this Amendment and Incremental Agreement. The Requisite Lenders hereby waive the $50,000,000 limitation on the amount of Incremental Term Commitments set forth in Section 2.24(a) of the Credit Agreement solely with respect to the establishment of the Refinancing Term Loan Commitments and the making of the Refinancing Term Loans as set forth in this Amendment and Incremental Agreement.

SECTION 5. Effectiveness. This Amendment and Incremental Agreement and the obligation of each Refinancing Term Lender and each Incremental Tranche 1 Term Lender to make a Credit Extension pursuant to its Refinancing Term Loan Commitment or its Incremental Tranche 1 Term Loan Commitment, as applicable, shall not become effective until the date on which each of the following conditions shall be satisfied (such date, the “Amendment and Incremental Agreement Effective Date”):

(a) The Administrative Agent shall have received from (i) the Borrower, (ii) each Incremental Tranche 1 Term Lender, (iii) each Refinancing Term Lender and (iv) Lenders party to the Credit Agreement immediately prior to the Amendment and Incremental Agreement Effective Date (the “Original Lenders”) that collectively constitute the Requisite Lenders, either (x) a counterpart of this Amendment and Incremental Agreement signed on behalf of such party or (y) evidence satisfactory to the Administrative Agent (which may include facsimile or other electronic imaging transmission) that such party has signed a counterpart of this Amendment and Incremental Agreement.

(b) The Administrative Agent shall have received, or, substantially contemporaneously with the funding of the Incremental Tranche 1 Term Loans and the funding of, or the Conversion of Original Term Loans into, the Refinancing Term Loans, as applicable, on the Amendment and Incremental Agreement Effective Date shall receive, in respect of each Credit Party, such documents and certificates as the Administrative Agent may reasonably request relating to the organization, existence and good standing of such Credit Party and the authorization of this Amendment and Incremental Agreement, all in form and substance reasonably satisfactory to the Administrative Agent.

(c) The Administrative Agent shall have received a written opinion (addressed to the Administrative Agent, the Collateral Agent, the Lenders (including the Refinancing Term Lenders and the Incremental Tranche 1 Term Lenders) and each Issuing Bank, and dated the Amendment and Incremental Agreement Effective Date) of Paul, Hastings Janofsky & Walker LLP, counsel for the Credit Parties, in form and substance reasonably satisfactory to the Administrative Agent.

(d) The Borrower shall have paid to the Administrative Agent, GSLP, SunTrust Robinson Humphrey, Inc., the Incremental Tranche 1 Term Lenders, the Refinancing Term Lenders and each Original Lender that delivers to the Administrative Agent (or its counsel) an executed counterpart hereof (or a facsimile or other electronic imaging transmission of a signed counterpart hereof) on or prior to 5:00 p.m., New York City time, on March 18, 2011, all fees and other amounts due and payable on or prior to the Amendment and Incremental Agreement Effective Date pursuant to the Credit Agreement or any engagement letter or commitment letter entered into in connection with the Refinancing Term Loan Commitments, the Incremental Tranche 1 Term Loan Commitments and the amendments to the Credit Agreement provided for herein (including all invoiced fees, charges and disbursements of Cravath, Swaine & Moore LLP, counsel to the Administrative Agent, and the amount payable to each Continuing Term Lender and Exiting Lender pursuant to Section 2.13(c) of the Credit Agreement (as in effect prior to giving effect to this Amendment) equal to 2.0% of the aggregate principal amount of such Lender’s Original Term Loans repaid or converted by way of Conversion on the Amendment and Incremental Agreement Effective Date).

(e) The Administrative Agent shall have received a certificate, dated the Amendment and Incremental Agreement Effective Date and signed on behalf of the Borrower by its chief financial officer, confirming compliance with the conditions set forth in paragraphs (h), (i), and (j) of this Section and attesting to the solvency of the Credit Parties, taken as a whole, before and after giving effect to the Incremental Tranche 1 Term Loan Commitments, the Refinancing Term Loan Commitments, the Incremental Tranche 1 Term Loans and Refinancing Term Loans to be borrowed hereunder and the use of the proceeds therefrom and the other transactions contemplated hereunder.

(f) The Administrative Agent shall have received a fully completed and executed Funding Notice with respect to the Refinancing Term Loans and the Incremental Tranche 1 Term Loans not later than one Business Day prior to the Amendment and Incremental Agreement Effective Date.

(g) The Administrative Agent shall have received a duly executed letter of direction from the Borrower addressed to the Administrative Agent, on behalf of itself, the Refinancing Term Lenders and the Incremental Tranche 1 Term Lenders, directing the disbursement on the Amendment and Incremental Agreement Effective Date of the proceeds of the Incremental Tranche 1 Term Loans and the Funded Term Loans to be made on such date.

(h) The Senior Secured Leverage Ratio shall not be greater than 5.75:1.00 and the Interest Coverage Ratio shall not be less than 2.00:1.00, in each case calculated as of December 31, 2010, after giving pro forma effect to the Incremental Tranche 1 Term Loan Commitments, the Refinancing Term Loan Commitments, the Incremental Tranche 1 Term Loans and Refinancing Term Loans to be borrowed hereunder and the use of the proceeds therefrom and the other transactions contemplated hereunder.

(i) The representations and warranties of the Credit Parties set forth in the Credit Agreement and in the other Credit Documents shall be true and correct in all material respects on and as of the Amendment and Incremental Agreement Effective Date (both before and after giving effect to the Incremental Tranche 1 Term Loan Commitments, the Refinancing Term Loan Commitments, the Incremental Tranche 1 Term Loans and Refinancing Term Loans to be borrowed hereunder and the use of the proceeds therefrom and the other transactions contemplated hereunder) to the same extent as though made on and as of the Amendment and Incremental Agreement Effective Date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects on and as of such earlier date; provided that, in each case, such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof.

(j) No Default or Event of Default shall exist as of the Amendment and Incremental Agreement Effective Date, both immediately prior to and immediately after giving effect to the Incremental Tranche 1 Term Loan Commitments, the Refinancing Term Loan Commitments, the Incremental Tranche 1 Term Loans and Refinancing Term Loans to be borrowed hereunder and the use of the proceeds therefrom and the other transactions contemplated hereunder.

(k) Each Credit Party shall have entered into a written instrument reasonably satisfactory to the Administrative Agent (the “Reaffirmation Agreement”) pursuant to which it confirms that it consents to this Amendment and Incremental Agreement and the Refinancing Term Loan Commitments, the Incremental Tranche 1 Term Loan Commitments, the Refinancing Term Loans and the Incremental Tranche 1 Term Loans provided for herein, and that the Collateral Documents to which it is party will continue to apply in respect of the Credit Agreement as amended hereby and the Obligations of such Credit Party after giving effect to this Amendment and Incremental Agreement.

(l) The Borrower shall have paid in full, or substantially concurrently with the satisfaction of the other conditions precedent set forth in this Section shall pay in full (i) all of the Original Term Loans outstanding on the Amendment and Incremental Agreement Effective Date immediately prior to the consummation of the transactions contemplated by this Amendment and Incremental Agreement (giving effect to any Conversions thereof), (ii) all accrued and unpaid fees and interest with respect to such Original Term Loans (including any such Original Term Loans that will be subject to Conversion on the Amendment and Incremental Agreement Effective Date) and (iii) to the extent invoiced at least one Business Day prior to the Amendment and Incremental

Agreement Effective Date, any amounts payable to Exiting Lenders pursuant to Section 2.18(c) of the Credit Agreement.

The Administrative Agent shall notify the Borrower and the Lenders (including the Refinancing Term Lenders and the Incremental Tranche 1 Term Lenders) of the Amendment and Incremental Agreement Effective Date and such notice shall be conclusive and binding.

SECTION 6. Effect of this Amendment and Incremental Agreement. (a) This Amendment and Incremental Agreement shall be an “Incremental Term Loan Agreement” for all purposes of the Credit Agreement and the other Credit Documents. The Incremental Tranche 1 Term Loan Commitments established hereunder constitute “Incremental Term Loan Commitments” under the Credit Agreement, the Incremental Tranche 1 Term Loans constitute “Incremental Term Loans” under the Credit Agreement, and the Incremental Tranche 1 Term Borrowings constitute “Incremental Term Borrowings” under the Credit Agreement. The Refinancing Term Loan Commitments established hereunder shall be deemed to constitute “Term Loan Commitments” under the Credit Agreement, the Refinancing Term Loans shall be deemed to constitute “Term Loans” under the Credit Agreement, and the Refinancing Term Borrowings shall be deemed to constitute “Term Borrowings” under the Credit Agreement.

(b) Except as expressly set forth herein, this Amendment and Incremental Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Agents, the Arrangers, the Lenders or the Issuing Banks under the Credit Agreement or any other Credit Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Credit Party to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Credit Document in similar or different circumstances.

(c) On and after the Amendment and Incremental Agreement Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Credit Document shall be deemed to be a reference to the Credit Agreement as amended hereby. This Amendment and Incremental Agreement and the Reaffirmation Agreement shall each constitute a “Credit Document” for all purposes of the Credit Agreement and the other Credit Documents.

(d) On and after the Amendment and Incremental Agreement Effective Date, each Refinancing Term Lender and each Incremental Tranche 1 Term Lender shall be deemed to be a “Lender” (and a Lender in respect of Commitments and Loans of the applicable Class) under the Credit Agreement, and henceforth shall be entitled to all the rights of, and benefits accruing to, Lenders (or Lenders in respect of Commitments and

Loans of the applicable Class) under the Credit Agreement and shall be bound by all agreements, acknowledgements and other obligations of Lenders (or Lenders in respect of Commitments and Loans of the applicable Class) under the Credit Agreement and under the other Credit Documents.

(e) Each Refinancing Term Lender and Incremental Tranche 1 Term Lender, by delivering its signature page to this Amendment and Incremental Agreement and funding, or converting its Original Term Loans into, Refinancing Term Loans or Incremental Tranche 1 Term Loans, as applicable, on the Amendment and Incremental Agreement Effective Date, shall be deemed to have acknowledged receipt of, and consented to and approved, each Credit Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or the Lenders, as applicable, on the Amendment and Incremental Agreement Effective Date.

SECTION 7. Counterparts; Effectiveness. This Amendment and Incremental Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts together shall constitute one and the same instrument. Subject to Section 7, this Amendment and Incremental Agreement shall become effective when it shall have been executed by the Administrative Agent and there shall have been delivered to the Administrative Agent counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Amendment and Incremental Agreement by facsimile or other electronic imaging transmission shall be effective as delivery of a manually executed counterpart of this Amendment and Incremental Agreement.

SECTION 8. APPLICABLE LAW; CONSENT TO JURISDICTION. (a) THIS AMENDMENT AND INCREMENTAL AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.

(b) SUBJECT TO CLAUSE (E) BELOW, ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PARTY HERETO ARISING OUT OF OR RELATING HERETO SHALL BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AMENDMENT AND INCREMENTAL AGREEMENT, EACH CREDIT PARTY, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (A) ACCEPTS GENERALLY AND UNCONDITIONALLY THE EXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS (OTHER THAN WITH RESPECT TO ACTIONS BY ANY AGENT IN RESPECT OF RIGHTS UNDER ANY COLLATERAL DOCUMENT GOVERNED BY LAWS OTHER THAN THE LAWS OF THE STATE OF NEW YORK OR WITH RESPECT TO ANY COLLATERAL SUBJECT THERETO); (B) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (C) AGREES THAT

SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE CREDIT PARTY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 10.1 OF THE CREDIT AGREEMENT; (D) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (C) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE APPLICABLE CREDIT PARTY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; AND (E) AGREES THAT THE AGENTS AND LENDERS RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST ANY CREDIT PARTY IN THE COURTS OF ANY OTHER JURISDICTION IN CONNECTION WITH THE EXERCISE OF ANY RIGHTS UNDER ANY CREDIT DOCUMENT OR THE ENFORCEMENT OF ANY JUDGMENT.

SECTION 9. Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Incremental Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date above first written.

THE TELX GROUP, INC.,

By
/s/ Eric Shepcaro
Name: Eric Shepcaro
Title: CEO

GOLDMAN SACHS LENDING PARTNERS LLC, INDIVIDUALLY AND AS ADMINISTRATIVE AGENT AND COLLATERAL AGENT,

by
/s/ Gabe Jacobson
Name: Gabe Jacobson
Title: Authorized Signatory

[Signature Page to Amendment, Waiver and Incremental Term Loan Agreement]

Deutsche Bank Trust Company, Americas

by
/s/ Anca Trifan
Name: Anca Trifan
Title: Managing Director

by1
/s/ Benjamin Souh
Name: Benjamin Souh
Title: Vice President

[1]	For any Lender requiring a second signature line.

[Signature Page to the Amendment, Waiver and Incremental Term Loan Agreement]

Fortress Credit Funding II LP

By: Fortress Credit Funding II GP LLC, its general partner

, as a Refinancing Term Lender and Lender

by
/s/ Glenn P. Cummins
Name: Glenn P. Cummins
Title: Chief Financial Officer

For the avoidance of doubt, Fortress Credit Funding II LP is not executing this signature page to the Amendment and Incremental Agreement as an Incremental Tranche 1

Fortress Credit Funding III LP

By: Fortress Credit Funding III GP LLC, its general partner

as a Refinancing Term Lender and Lender

by
/s/ Glenn P. Cummins
Name: Glenn P. Cummins
Title: Chief Financial Officer

For the avoidance of doubt, Fortress Credit Funding III LP is not executing this signature page to the Amendment and Incremental Agreement as an Incremental Tranche 1

Fortress Credit Funding IV LP

By: Fortress Credit Funding IV GP LLC, its general partner

,as a Refinancing Term Lender and Lender

by
/s/ Glenn P. Cummins
Name: Glenn P. Cummins
Title: Chief Financial Officer

For the avoidance of doubt, Fortress Credit Funding IV LP is not executing this signature page to the Amendment and Incremental Agreement as an Incremental Tranche 1

FORTRESS CREDIT INVESTMENTS I LTD.

, as a Refinancing Term Lender and Lender

by
/s/ Glenn P. Cummins
Name: Glenn P. Cummins
Title: Director

For the avoidance of doubt, FORTRESS CREDIT INVESTMENTS I LTD.

is not executing this signature page to the Amendment and Incremental Agreement as an Incremental Tranche 1

FORTRESS CREDIT INVESTMENTS II LTD.

, as a Refinancing Term Lender and Lender

by
/s/ Glenn P. Cummins
Name: Glenn P. Cummins
Title: Director

For the avoidance of doubt, FORTRESS CREDIT INVESTMENTS II LTD.

is not executing this signature page to the Amendment and Incremental Agreement as an Incremental Tranche 1

Fortress Credit Opportunities I LP

By: Fortress Credit Opportunities I GP LLC, Its general partner

, as a Refinancing Term Lender and Lender

by
/s/ Glenn P. Cummins
Name: Glenn P. Cummins
Title: Chief Financial Officer

For the avoidance of doubt, Fortress Credit Opportunities I LP is not executing this signature page to the Amendment and Incremental Agreement as an Incremental Tranche 1 Term Lender.

Name of Lender:

GSSL CLO-1 GOLDMAN SACHS SPECIALTY LENDING CLO-1, LTD.

By: GOLDMAN SACHS SPECIALTY LENDING GROUP, L.P., attorney-in-fact

By:	/s/ Greg Watts
Name:	Greg Watts
Title:	Senior Vice President

Name of Lender:

Principal Fund, Inc. – Global Diversified Income Fund

By: Guggenheim Investment Management, LLC as Sub-Adviser

by
/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

[Signature Page to the Amendment, Waiver and Incremental Term Loan Agreement]

Name of Lender:

MASTER SEGREGATED PORTFOLIO A1

Guggenheim High-Yield Plus Master Fund SPC On behalf of and for the account of MASTER SEGREGATED PORTFOLIO A1

By: Guggenheim Investment Management, LLC as Manager

by
/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

[Signature Page to the Amendment, Waiver and Incremental Term Loan Agreement]

Name of Lender:

GUGGENHEIM APSLEY FUND L.P.

By: Guggenheim Apsley Holdings LLC as General Partner

By: Guggenheim Investment Management, LLC as Manager

by
/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

[Signature Page to the Amendment, Waiver and Incremental Term Loan Agreement]

Name of Lender:

School Employees’ Retirement System of Douglas County School District 0001

By: Guggenheim Investment Management, LLC as Investment Adviser

by
/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

[Signature Page to the Amendment, Waiver and Incremental Term Loan Agreement]

Name of Lender:

SEI Institutional Investments Trust – High Yield Bond Fund

By: Guggenheim Investment Management, LLC as Sub-Adviser

by
/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

[Signature Page to the Amendment, Waiver and Incremental Term Loan Agreement]

Name of Lender:

The Hospital for Sick Children Foundation

By: Guggenheim Investment Management, LLC as Manager

by
/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

[Signature Page to the Amendment, Waiver and Incremental Term Loan Agreement]

Name of Lender:

CLC Leveraged Loan Trust

By: Challenger Life Nominees PTY Limited as Trustee

By: Guggenheim Investment Management, LLC as Manager

by
/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

[Signature Page to the Amendment, Waiver and Incremental Term Loan Agreement]

Name of Lender:

The North River Insurance Company

By: Guggenheim Investment Management, LLC as Manager

by
/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

[Signature Page to the Amendment, Waiver and Incremental Term Loan Agreement]

Name of Lender:

Odyssey America Reinsurance Corporation

By: Guggenheim Investment Management, LLC as Manager

by
/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

[Signature Page to the Amendment, Waiver and Incremental Term Loan Agreement]

Name of Lender:

KENNECOTT FUNDING LTD.

By: Guggenheim Investment Management, LLC as Collateral Manager

by
/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

[Signature Page to the Amendment, Waiver and Incremental Term Loan Agreement]

Name of Lender:

GREEN LANE CLO LTD.

By: Guggenheim Investment Management, LLC as Collateral Manager

by
/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

[Signature Page to the Amendment, Waiver and Incremental Term Loan Agreement]

Name of Lender:

ORPHEUS FUNDING LLC

By: Guggenheim Investment Management, LLC as Manager

by
/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

[Signature Page to the Amendment, Waiver and Incremental Term Loan Agreement]

Name of Lender:

NZC Guggenheim Master Fund Limited

By: Guggenheim Investment Management, LLC as Manager

by
/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

[Signature Page to the Amendment, Waiver and Incremental Term Loan Agreement]

Name of Lender:

The Hospital for Sick Children Employee Pension Plan Trust

By: RBC Dexia Investor Services Trust, solely as Trustee

by
/s/ Sunil Dundee
Name: Sunil Dundee
Title: Client Service Manager

Investment Manager:

The Hospital for Sick Children Employee Pension Plan

By: Guggenheim Investment Management, LLC as Manager

by1
/s/ Kaitlin Trinh
Name: Kaitlin Trinh
Title: Managing Director

[1]	For any Lender requiring a second signature line.

[Signature Page to the Amendment, Waiver and Incremental Term Loan Agreement]

Name of Lender: ING CAPITAL LLC

by
/s/ William C. James
Name: William C. James
Title: Managing Director

[Signature Page to the Amendment, Waiver and Incremental Term Loan Agreement]

MCG CAPITAL CORPORATION

by
/s/ Thomas P. McLoughlin III
Name: Thomas P. McLoughlin III
Title: Vice President

[Signature Page to the Amendment, Waiver and Incremental Term Loan Agreement]

Name of Lender: MC Funding LTD

By: Monroe Capital Management, LLC, as Collateral Manager

/s/ J VanDerMeid
Name: J VanDerMeid
Title: SVP

by1
Name:
Title:

[1]	For any Lender requiring a second signature line.

[Signature Page to the Amendment, Waiver and Incremental Term Loan Agreement]

Name of Lender: Royal Bank of Canada

by	/s/ Ken Klassen
Name: Ken Klassen
Title: Authorized Signatory

by1
Name:
Title:

[1]	For any Lender requiring a second signature line.

[Signature Page to the Amendment, Waiver and Incremental Term Loan Agreement]

SunTrust Bank:

by	/s/ Nicholas Hahn
Name: Nicholas Hahn
Title: Director

[Signature Page to the Amendment, Waiver and Incremental Term Loan Agreement]

SCHEDULE 1

Incremental Tranche 1 Term Loan Commitments

Incremental Tranche 1 Term Lender	Incremental Tranche 1 Term Loan Commitment
Goldman Sachs Lending Partners LLC	$50,000,000

Total	$50,000,000

SCHEDULE 2

Term Loans

Term Lender	Term Loan Commitment	Funded Term Loan	Original Term Loans
Fortress Credit Funding II LP	$2,786,000	$0	$2,786,000

Fortress Credit Funding III LP	$25,870,000	$0	$25,870,000

Fortress Credit Funding IV LP	$995,000	$0	$995,000

Fortress Credit Investments I Ltd.	$3,621,800	$0	$3,621,800

Fortress Credit Investments II Ltd.	$905,450	$0	$905,450

Fortress Credit Opportunities I LP	$7,960,000	$0	$7,960,000

Goldman Sachs Lending Partners LLC	$597,000	$597,000	$0

GSSL CLO-1 Goldman Sachs Specialty Lending CLO-1, Ltd.	$24,875,000	$0	$24,875,000

Principal Funds, Inc. - Global Diversified Income Fund (by Guggenheim Investment Management, LLC, as Sub-Adviser)	$1,990,000	$0	$1,990,000

Master Segregated Portfolio A1 (by Guggenheim Investment Management, LLC, as Manager)	$2,985,000	$0	$2,985,000

Guggenheim Apsley Fund L.P. (by Guggenheim Investment Management, LLC, as Manager)	$497,500	$0	$497,500

School Employees’ Retirement System of Douglas County School District 0001 (by Guggenheim Investment Management, LLC, as Investment Adviser)	$995,000	$0	$995,000

SEI Institutional Investments Trust - High Yield Bond	$995,000	$0	$995,000

Fund (by Guggenheim Investment Management, LLC, as Sub-Adviser)

The Hospital for Sick Children Foundation (by Guggenheim Investment Management, LLC, as Manager)	$398,000	$0	$398,000

CLC Leveraged Loan Trust (by Guggenheim Investment Management, LLC, as Manager)	$995,000	$0	$995,000

The North River Insurance Company (by Guggenheim Investment Management, LLC as Manager)	$199,000	$0	$199,000

Odyssey America Reinsurance Corporation (by Guggenheim Investment Management, LLC, as Manager)	$298,500	$0	$298,500

Kennecott Funding Ltd. (by Guggenheim Investment Management, LLC, as Collateral Manager)	$1,393,000	$0	$1,393,000

Green Lane CLO Ltd. (by Guggenheim Investment Management, LLC, as Colateral Manager)	$1,393,000	$0	$1,393,000

Orpheus Funding LLC (by Guggenheim Investment Management, LLC, as Manager)	$22,089,000	$0	$22,089,000

The Hospital for Sick Children Employee Pension Plan Trust (by Guggenheim Investment Management, LLC, as Manager)	$597,000	$0	$597,000

ING Capital LLC	$14,925,000	$0	$14,925,000

MCG Capital Corporation	$13,930,000	$0	$13,930,000

MC Funding LTD (by Monroe Capital Management, LLC, as Collateral Manager)	$895,500	$0	$895,500

Royal Bank of Canada	$7,313,250	$0	$7,313,250

SunTrust Bank	$9,751,000	$0	$9,751,000

Total	$149,250,000	$597,000	$148,653,000